UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 12, 2003

                                  Concero Inc.
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number 000-22327

                 Delaware                                 74-2796054
             (State or Other                   (IRS Employer Identification No.)
      Jurisdiction of Incorporation)

           40 Fulton Street
          New York, New York                                10038
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's Telephone Number, including area code: (212) 513-7777

                                 Not Applicable
          (Former name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      Pursuant to the Plan of Complete Liquidation, Dissolution and Distribution previously approved by Concero's board of directors and stockholders, Concero filed a Certificate of Dissolution with the Secretary of State of the State of Delaware on December 12, 2003. Following such filing, Concero instructed its transfer agent to close the company's stock transfer books.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CONCERO INC.


                                       By: /s/ Wade E. Saadi
                                           -------------------------------------
                                           Wade E. Saadi,
                                           President, Chief Executive Officer
                                           and Secretary

Date: December 16, 2003


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